Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES THIRD QUARTER 2026 FINANCIAL RESULTS

Dipti Vachani appointed as Chief Executive Officer

Signed multi-year license renewals with Charter and TCL

Reiterate confidence in long-term $600 million annual revenue outlook

SAN JOSE, Calif. – November 2, 2026 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”), the technology company pioneering foundational innovations that shape how the world computes, connects and experiences entertainment, today announced financial results for the third quarter ended September 30, 2026.

“I am honored to join Adeia at such an exciting time as AI is driving innovation in both media and semiconductors, and Adeia’s foundational technologies are at the heart of these trends,” said Dipti Vachani, chief executive officer of Adeia. “Our third quarter results reflected strong deal activity with eight license agreements signed across Pay-TV, consumer electronics, e-commerce and social media. Those deals included significant renewals with long-time customers Charter and TCL and four new customers during the quarter. We are on target to achieve our long-term annual revenue outlook of $600 million and we remain excited about our future.”

Vachani continued, “I want to thank the Board for their confidence in me and Paul Davis for his support during this transition. Through my nearly 30 years of experience in the semiconductor space, I have a deep understanding of the technology, the ecosystem and the barriers to scale that Adeia customers are experiencing. With my proven track record, coupled with our talented team of innovators and extensive patent portfolios, I am confident that we have all the ingredients to grow and expand our business.”

“We are pleased with the progress that we have made to date as our pipeline remains strong and is growing,” said Keith Jones, chief financial officer. “As we approach the end of the year, our revenue could be impacted by the ultimate timing of executing a select few deals. We remain confident in our ability to achieve the high-end of our revenue guidance range for 2026. However, we felt it prudent to adjust the range to reflect the potential impact to the extent certain of these deals are executed beyond the end of the year.”

Third Quarter Financial Highlights

•
Revenue was $80.2 million as compared to $96.1 million in the second quarter of 2026
•
GAAP diluted earnings per share (EPS) was $0.02 and non-GAAP diluted EPS was $0.21
•
GAAP net income was $2.3 million and adjusted EBITDA was $36.9 million
•
Cash flow from operations was $5.1 million
•
Paid down $6.1 million on our term loan
•
Ended the quarter with $127.7 million in cash, cash equivalents, and marketable securities

Business Highlights

•
Signed eight license agreements, including with four new customers in the quarter, for access to our media portfolio:
o
A multi-year renewal with Charter, the largest Pay-TV and broadband provider in the U.S.
o
A multi-year renewal with TCL, one of the world’s largest manufacturers of connected TVs
o
A new long-term license agreement with Fanatics, a leading sports apparel e-commerce company
o
New license agreements with a social media company and a consumer electronics company, as well as three other license agreements with Pay-TV providers

Capital Allocation

During the quarter, the Company made $6.1 million in principal payments towards its term loan, bringing the outstanding balance to $386.5 million as of September 30, 2026.

On September 14, 2026, the Company distributed $5.5 million to stockholders of record on August 24, 2026, for a quarterly cash dividend of $0.05 per share of common stock.

The Board of Directors declared a dividend of $0.05 per share, payable on December 14, 2026, to stockholders of record on November 23, 2026.

Financial Outlook

The Company is updating its full year 2026 outlook as follows:

	2026 GAAP Outlook		2026 Non-GAAP Outlook
Category (in millions, except for tax rate)	Updated	Prior	Updated	Prior
Revenue	$375.0 − 415.0	$395.0 − 435.0	$375.0 − 415.0	$395.0 − 435.0
Operating expenses (1)	$283.0 − 289.0	$295.0 − 305.0	$176.0 − 180.0	$184.0 − 192.0
Interest expense	$32.0 − 34.0	$34.0 − 36.0	$32.0 − 34.0	$34.0 − 36.0
Other income	$6.0 − 7.0	$5.5 − 6.5	$6.0 − 7.0	$5.5 − 6.5
Tax rate	20%	20%	21%	21%
Net income (2)	$52.8 − 79.2	$57.2 − 80.4	$136.7 − 164.3	$144.2 − 168.7
Adjusted EBITDA (2)	N/A	N/A	$201.1 − 237.1	$213.4 − 245.4
Diluted shares outstanding	113.5 − 114.5	114.0 − 115.0	113.5 − 114.5	114.0 − 115.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses.

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA).

Conference Call Information

The Company will hold its third quarter 2026 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, November 2, 2026. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q3 2026 Earnings Call Webcast. A live and replay webcast will be available on the Adeia Investor Relations website at https://investors.adeia.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the length of time it takes to enter into license agreements; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; the Company’s success in litigation, arbitration and administrative proceedings to defend our IP rights and our licensing practice and the costs associated with such defense; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and global health pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, failure to complete licensing arrangements on anticipated terms and timeline, failure to prevail in litigation we may bring against third parties, financial loss, legal liability to third parties and similar risks, and failure to attract or retain employees, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia Inc. (Nasdaq: ADEA) develops foundational innovations that shape how the world computes, connects and experiences entertainment. Its inventions span a broad range of semiconductor and media technologies, including 3D interconnect (hybrid bonding) and advanced thermal management for AI datacenters, as well as content discovery, personalization, and streaming. These inventions are licensed to leaders across the chip design and manufacturing, consumer electronics, automotive, digital entertainment, and e-commerce industries. Adeia’s innovations enable more powerful and efficient products, and more immersive, personalized experiences across billions of devices worldwide. Learn more at www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, leadership transition costs, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as EBITDA margin, which is defined as EBITDA as a percentage of revenue, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenue	$80,193	$87,339	$281,082	$260,744
Operating expenses:
Research and development	18,674	16,040	55,217	48,364
Selling, general and administrative	29,002	24,920	89,816	85,481
Amortization expense	16,291	14,175	48,311	42,427
Litigation expense	7,182	5,195	18,489	18,223
Total operating expenses	71,149	60,330	211,833	194,495
Operating income	9,044	27,009	69,249	66,249
Interest expense	(8,051)	(10,054)	(24,632)	(30,919)
Other income and expense, net	1,785	1,476	5,144	4,622
Income before income taxes	2,778	18,431	49,761	39,952
Provision for income taxes	511	9,603	7,355	2,588
Net income	$2,267	$8,828	$42,406	$37,364
Net income per share:
Basic	$0.02	$0.08	$0.39	$0.34
Diluted	$0.02	$0.08	$0.37	$0.33
Weighted average number of shares used in per share calculations:
Basic	110,319	109,421	110,018	108,735
Diluted	114,254	112,823	114,288	112,676

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30,	December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$64,308	$73,136
Marketable securities	63,439	63,597
Total cash, cash equivalents, and marketable securities	127,747	136,733
Accounts receivable, net	22,444	28,631
Unbilled contracts receivable	144,869	129,829
Other current assets	10,185	8,765
Total current assets	305,245	303,958
Long-term unbilled contracts receivable	41,562	49,499
Property and equipment, net	6,734	6,113
Operating lease right-of-use assets	7,286	8,177
Intangible assets, net	272,108	303,456
Goodwill	313,660	313,660
Other long-term assets	60,569	54,440
Total assets	$1,007,164	$1,039,303
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$7,515	$4,827
Accrued liabilities	24,334	34,250
Current portion of long-term debt, net	20,985	20,975
Deferred revenue	30,926	19,726
Total current liabilities	83,760	79,778
Deferred revenue, less current portion	49,989	49,975
Long-term debt, net	359,789	397,479
Noncurrent operating lease liabilities	8,229	8,734
Long-term income tax payable	7,774	7,273
Other long-term liabilities	14,857	15,523
Total liabilities	524,398	558,762
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	133	128
Additional paid-in capital	717,329	685,992
Treasury stock at cost	(352,208)	(297,778)
Accumulated other comprehensive income (loss)	(478)	60
Retained earnings	117,990	92,139
Total stockholders’ equity	482,766	480,541
Total liabilities and stockholders’ equity	$1,007,164	$1,039,303

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended
	September 30, 2026	September 30, 2025
Cash flows from operating activities:
Net income	$42,406	$37,364
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	1,472	1,476
Amortization of intangible assets	48,311	42,427
Stock-based compensation expense	29,854	25,627
Deferred income tax and other	(5,662)	2,256
Amortization of debt issuance costs	2,587	2,495
Other	(160)	(334)
Changes in operating assets and liabilities:
Accounts receivable	6,187	4,015
Unbilled contracts receivable	(7,103)	3,347
Other assets	(996)	(12,900)
Accounts payable	2,692	(4,285)
Accrued and other liabilities	(10,587)	(1,615)
Deferred revenue	9,244	(1,785)
Net cash provided by operating activities	118,245	98,088
Cash flows from investing activities:
Purchases of property and equipment	(2,097)	(1,216)
Purchases of intangible assets	(14,992)	(6,100)
Purchases of short-term investments	(27,320)	(46,256)
Proceeds from sales of investments	—	996
Proceeds from maturities of investments	27,105	18,200
Net cash used in investing activities	(17,304)	(34,376)
Cash flows from financing activities:
Principal payments on debt agreements	(40,267)	(39,267)
Payments of dividends	(16,555)	(16,328)
Proceeds from employee stock purchase program and exercise of stock options	1,483	1,405
Repurchases of common stock	(34,419)	(20,931)
Repurchases of common stock for tax withholdings on equity awards	(20,011)	(11,326)
Net cash used in financing activities	(109,769)	(86,447)
Net decrease in cash and cash equivalents	(8,828)	(22,735)
Cash and cash equivalents at beginning of period	73,136	78,825
Cash and cash equivalents at end of period	$64,308	$56,090

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
GAAP net income	$2,267	$8,828	$42,406	$37,364

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	2,065	1,488	5,715	4,144
Selling, general and administrative	8,576	7,195	24,139	21,483
Amortization expense	16,291	14,175	48,311	42,427
Transaction costs recorded in selling, general and administrative	—	23	—	1,177
Leadership transition and other related costs recorded in selling, general and administrative	205	—	402	—
Separation and other related costs recorded in selling, general and administrative (1)	216	334	6,328	6,713
Total operating expenses adjustments	27,353	23,215	84,895	75,944
Non-GAAP tax adjustment (2)	(5,817)	24	(20,923)	(24,069)
Non-GAAP net income	$23,803	$32,067	$106,378	$89,239

Diluted earnings per share
	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
GAAP diluted earnings per share	$0.02	$0.08	$0.37	$0.33

Adjustments to GAAP diluted earnings per share:
Stock-based compensation expense:
Research and development	0.02	0.01	0.05	0.04
Selling, general and administrative	0.08	0.06	0.21	0.19
Amortization expense	0.14	0.13	0.42	0.38
Transaction costs recorded in selling, general and administrative	—	—	—	0.01
Leadership transition and other related costs recorded in selling, general and administrative	—	—	—
Separation and other related costs recorded in selling, general and administrative (1)	—	—	0.06	0.05
Total operating expenses adjustments	0.24	0.20	0.74	0.67
Non-GAAP tax adjustment (2)	(0.05)	—	(0.18)	(0.21)
Non-GAAP diluted earnings per share	$0.21	$0.28	$0.93	$0.79

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
GAAP net income	$2,267	$8,828	$42,406	$37,364

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	2,065	1,488	5,715	4,144
Selling, general and administrative	8,576	7,195	24,139	21,483
Transaction costs recorded in selling, general and administrative	—	23	—	1,177
Leadership transition and other related costs recorded in selling, general and administrative	205	—	402	—
Separation and other related costs recorded in selling, general and administrative (1)	216	334	6,328	6,712
Amortization expense	16,291	14,175	48,311	42,427
Depreciation expense	500	479	1,472	1,476
Interest expense	8,051	10,054	24,632	30,919
Other income and expense, net	(1,785)	(1,476)	(5,144)	(4,622)
Provision for income taxes	511	9,603	7,355	2,588
Adjusted EBITDA	$36,897	$50,703	$155,616	$143,668

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP operating expenses	$283.0	$289.0
Amortization expense	64.0	65.0
Stock-based compensation expense	34.0	35.0
Separation and related costs (1)	9.0	9.0
Total of non-GAAP adjustments	107.0	109.0
Non-GAAP operating expenses	$176.0	$180.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP net income	$52.8	$79.2
Amortization expense	64.0	65.0
Stock-based compensation expense	34.0	35.0
Separation and related costs (1)	9.0	9.0
Total of non-GAAP operating expenses	107.0	109.0
Non-GAAP tax adjustment (2)	(23.1)	(23.9)
Non-GAAP net income	$136.7	$164.3

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP net income	$52.8	$79.2
Stock-based compensation expense	34.0	35.0
Separation and related costs (1)	9.0	9.0
Amortization expense	64.0	65.0
Depreciation expense	2.1	2.1
Interest expense	32.0	34.0
Other income	(6.0)	(7.0)
Income tax expense	13.2	19.8
Total of non-GAAP adjustments	148.3	157.9
Adjusted EBITDA	$201.1	$237.1

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.